Exhibit 32.1


                         AQUENTIUM, INC.

                 CERTIFICATION OF PERIODIC REPORT
                 --------------------------------
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

     I, Mark T. Taggatz, Principal Executive and Financial Officer of Aquentium, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a. the amended quarterly report on Form 10-QSB of the Company for the quarter ended June 30, 2003, fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b. the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   September 8, 2003
                                   /s/ Mark T. Taggatz
                                   _________________________________________
                                   Mark T. Taggatz
                                   Principal Executive and Financial Officer